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                                                                  EXHIBIT 10.46

REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS
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DENOTED HEREIN BY *****.
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                         FIFTH AMENDMENT TO AGREEMENT
                         ----------------------------

     THIS FIFTH AMENDMENT TO AGREEMENT (this "Amendment") is entered into as of December 29, 2000 by and among Charles & Colvard, Ltd. (Formerly C3, Inc.) a
         --
North Carolina corporation, and JOHN M. BACHMAN, INC. ("JMB").

                             Statement of Purpose
                             --------------------

     Charles & Colvard and JMB entered into an Agreement dated September 24, 1997 (the "Agreement") to formalize the terms upon which JMB will cut moissanite gemstones for CHARLES & COLVARD, a First Amendment to the Agreement dated March 23, 1998 (the "First Amendment"), a Second Amendment to the Agreement dated September 28, 1998 (the "Second Amendment") and a Third Amendment to the Agreement dated June 16, 1999 (the "Third Amendment") and a Fourth Amendment to the Agreement dated October 5, 1999 (the "Fourth Amendment").

     Therefore, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.  Expansion Funds The total expansion funds advanced by Charles & Colvard
         ---------------
to JMB equal XXXXXXXX (the "Expansion Funds"), which funds have been utilized by JMB solely to expand its affiliate's production facility and procure additional equipment and labor as needed to enable JMB and its affiliate to satisfy the production volumes contemplated by the Agreement. The entire amount of the Expansion Funds is an advance against production charges payable by Charles & Colvard pursuant to Section 2, below, and Charles & Colvard will be credited against production charges for the entire amount of the Expansion Funds pursuant to Section 2, below.

     2.  Cutting Charges.  Charles & Colvard will pay JMB for Moissanite
         ---------------
Gemstone cutting services at rates as set forth on Exhibit A to the Second Amendment. For cutting services provided by JMB, the amount payable to JMB by CHARLES & COLVARD reflected on each invoice will be reduced by XXX until the aggregate amount of such reductions prior to and after this Amendment equals XXXXXXXX and CHARLES & COLVARD has received full credit against production charges for the amount of the Expansion Funds. In all other respects the cutting charges and payment procedures in the Agreement, the First Amendment and the Second Amendment are hereby confirmed.

     3.  Extension of Term.  The initial term of the Agreement will be extended
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from the date first set forth in the Agreement through December 31, 2003, however, CHARLES & COLVARD may terminate the Agreement at any time with 90 days prior written notice. Production Volumes in Paragraph 4 may be adjusted throughout the contract period.

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     4.  Production Procedures: Standards
         --------------------------------

         a. The monthly production volumes (in finished pieces) will be as follows:


               Jan 2001               XXXXX
               Feb 2001               XXXXX
               March 2001             XXXXX
               April 2001             XXXXX
               May 2001               XXXXX
               Jun 2001               XXXXX
               July 2001              XXXXX
               Aug 2001               XXXXX
               Sep 2001               XXXXX
               Oct 2001               XXXXX
               Nov 2001               XXXXX
               Dec 2001-Dec 2003      XXXXX

         b. In all other respects the production procedures and standards in the Agreement, the First Amendment and the Second Amendment are hereby confirmed.

     5.  Confirmation of Agreement.  In all other respects the parties hereto
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confirm the terms of the Agreement, the First Amendment, the Second Amendment,
the Third Amendment and the Fourth Amendment. JMB will obtain in writing, and provide to CHARLES & COLVARD, the consent of its affiliate to be bound by the terms of this Amendment.

     IN WITNESS WHEREOF, each of the parties has executed and delivered this Amendment by its duly authorized officer, as of the date first above written.


                               CHARLES & COLVARD, LTD.

                               By:     /s/Mark W. Hahn
                               ------------------------
                               Name:   Mark W. Hahn
                               --------------------------------
                               Title:  Chief Financial Officer
                               --------------------------------

                               JOHN M. BACHMAN, INC.

                               By:     /s/John Bachman
                               ------------------------
                               Name:   John Bachman
                               -------------------------------
                               Title:  President
                               -------------------------------

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                                    CONSENT
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     Beehive Industries PVT, Ltd. has reviewed the Fifth Amendment dated
December 29, 2000 to the Agreement dated September 24, 1997 by and between Charles & Colvard and John M. Bachman, Inc. and agrees to be bound by the terms as set out therein.

     This the 30 day of December 2000.
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                                    Beehive Industries PVT, Ltd.

                                    By:   ______________________
                                    Its:  Managing Director
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